                                                                   Exhibit 3-149
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

VOL 1066

CERTIFICATE OF INCORPORATION
Stock Corporation

                              STATE OF CONNECTICUT
                             Secretary of the State

   The undersigned incorporator hereby forms a corporation under the Stock Corporation Act of the State of Connecticut:

   1.  The name of the corporation is Health Resources of Colchester, Inc.

   2. The nature of the business to be transacted, or the purposes to be promoted or carried out by the corporation, are as follows:

       To engage in any lawful act or activity for which corporations may be formed under said Act.

   3. The designation of each class of shares, the authorized number of shares of each such class, and the par value (if any) of each share thereof, are as follows:

       The corporation has one class of 5,000 authorized shares of common stock no par value.

   4. The terms, limitations and relative rights and preferences of each class of shares and series thereof (if any), or an express grant of authority to the board of directors pursuant to Section 33-341, Conn. Gen. Stat., are as follows:

       No shareholder shall be entitled as of right to purchase or subscribe for any unissued shares of the corporation whether now or hereafter authorized or whether of a class now existing or of a class hereafter created, or to purchase or subscribe for any bonds, certificates of indebtedness, debentures, or other obligations convertible into shares of the corporation.

   5. The minimum amount of stated capital with which the corporation shall commence business is $1,000.

   6.  Other provisions:

       The shareholders may act by written consent signed by persons holding a majority of the outstanding shares.

   Dated at Hartford this l5thday of April   , 1986.

   I hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

                                                /s/ Donald K. Cawley
                                                --------------------------------
                                                Donald K. Cawley, Incorporator



                                                      [graphic omitted]


                                                      [graphic omitted]
        FILED
STATE OF CONNECTICUT
      o 1986
 [graphic omitted]

VOL 1066
                                                         -----------------------
APPOINTMENT OF STATUTORY AGENT FOR SERVICE                     for office
DOMESTIC CORPORATION                                            use only
61-6 REV. 6-66                                           -----------------------
                                                         ACCOUNT NO
                                                         -----------------------
                                                         INITIALS
TO: The Secretary of the State of Connecticut            -----------------------
================================================================================
NAME OF CORPORATION
                      Health Resources of Colchester, Inc.
--------------------------------------------------------------------------------
                                   APPOINTMENT
--------------------------------------------------------------------------------
The above corporation appoints as its statutory agent for service, one of the following:
--------------------------------------------------------------------------------

NAME OF NATURAL PERSON WHO IS RESIDENT OF CONNECTICUT        BUSINESS ADDRESS                ZIP CODE
                                                             799 Main Street, Hartford,      CT 06103
                                                             ---------------------------------------------------
                Donald K. Cawley                             RESIDENCE ADDRESS               ZIP CODE
                                                             332 Auburn Road, West Hartford, CT 06119
----------------------------------------------------------------------------------------------------------------
NAME OF CONNECTICUT CORPORATION                              ADDRESS OF PRINCIPAL OFFICE IN CONN (If none enter
                                                             address of appointee's statutory agent for service)

----------------------------------------------------------------------------------------------------------------
NAME OF CORPORATION not Organized under the Laws of Conn.*   ADDRESS OF PRINCIPAL OFFICE IN CONN (If none, enter
                                                             "Secretary of the State of Connecticut".)

----------------------------------------------------------------------------------------------------------------
* Which has procured a Certificate of Authority to transact business or conduct affairs in this state.
----------------------------------------------------------------------------------------------------------------

                           AUTHORIZATION
--------------------------------------------------------------------------------

                     NAME OF INCORPORATOR (Print or type)      SIGNED (Incorporator)              DATE

 ORIGINAL                       Donald K. Cawley               /s/ Donald K. Cawley
APPOINTMENT          ----------------------------------------------------------------------------
                     NAME OF INCORPORATOR (Print or type)      SIGNED (incorporator)              April 15, 1986
 (Must be signed
  by a majority      ----------------------------------------------------------------------------
of incorporators.)   NAME OF INCORPORATOR (Print or type)      SIGNED (Incorporator)

---------------------------------------------------------------------------------------------------------------------------------
SUBSEQUENT           NAME OF PRESIDENT, VICE PRESIDENT OR SEC  SIGNED (President, or Vice         DATE
APPOINTMENT                                                           President or Secretary)

---------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                   ACCEPTANCE
--------------------------------------------------------------------------------

                     NAME OF STATUTORY AGENT FOR SERVICE (Print or Type)     SIGNED (Statutory Agent for service)
Accepted             Donald K. Cawley                                        /s/ Donald K. Cawley
=================================================================================================================================


For                  FILED                      FILING FEE                   CERTIFICATION FEE          TOTAL FEES
office        STATE OF CONNECTICUT              $                             $                         $
use               APR 15 1986                   ---------------------------------------------------------------------------------
only          [graphic omitted]                 SIGNED (for Secretary of the State)

                                                ---------------------------------------------------------------------------------
                                                CERTIFIED COPY SENT ON (Date)                           INITIALS

                                                ---------------------------------------------------------------------------------
                                                TO

                                                ---------------------------------------------------------------------------------
                                                CARD                          LIST                      PROOF

                                                ---------------------------------------------------------------------------------